Fixed Assets (Detail) (USD $)	Sep. 30, 2012	Dec. 31, 2011	Dec. 31, 2010
Furniture and fixtures		$ 128,093	$ 128,093
Computer equipment		61,831	58,231
Machinery and equipment		250,986	242,980
Leasehold improvements		19,348	19,348
Total		460,258	448,652
Less accumulated depreciation		(410,773)	(383,138)
Net book value	$ 74,006	$ 49,485	$ 65,514